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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported):   December 12, 2005


                         BURLINGTON RESOURCES INC.
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           (Exact name of registrant as specified in its charter)


           DELAWARE                     1-9971               91-1413284
 -----------------------------      --------------     ---------------------
 (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)


     717 TEXAS AVENUE, SUITE 2100, HOUSTON, TEXAS                77002
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      (Address of principal executive offices)                 (Zip Code)

     Registrant's telephone number, including area code: (713) 624-9000


                               NOT APPLICABLE
            ---------------------------------------------------
        Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On December 12, 2005, Burlington Resources Inc. (NYSE: BR) issued a joint press release with ConocoPhillips (NYSE: COP), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

        The following are furnished as Exhibits to this report:

        99.1   Joint press release dated December 12, 2005

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Burlington Resources Inc.

Dated: December 13, 2005           By:   /s/ Frederick J. Plaeger II
                                       -------------------------------------
                                       Name: Frederick J. Plaeger II
                                       Title: Vice President and General
                                       Counsel

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                               EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
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99.1              Joint press release dated December 12, 2005